UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2020 (May 7, 2020)

STATE AUTO FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

Ohio	000-19289	31-1324304
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

518 East Broad Street, Columbus, Ohio	43215-3976
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 464-5000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2)

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common shares, without par value	STFC	The NASDAQ Global Select Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Amendment to the Company’s 2020 Form of Performance Stock Unit Award Agreement
On May 7, 2020, the Compensation Committee of the Board of Directors (the “Committee”) of State Auto Financial Corporation (the "Company") approved an amendment to the Company’s 2020 Form of Performance Unit Award Agreement (the “2020 Form of PUA”). The amendment changed the valuation date in the 2020 Form of PUA from December 31 to the date of the Committee's final approval to lessen the potential difference between the value of an award settled in cash and one settled in shares.

The 2020 Form of PUA, as amended, is attached hereto as Exhibit 10.01.

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)	The Company's annual meeting of shareholders (the "2020 Annual Meeting") was held on May 8, 2020.

(b)	The following is a brief description and vote count on all items voted on at the 2020 Annual Meeting:

Proposal One - Election of Directors.

The following persons were elected to serve as Class II directors to hold office until the 2023 annual meeting of shareholders and until a successor is elected and qualified, with each director nominee receiving the votes as indicated below:

Nominee	Shares Voted "For"	Shares Voted "Withheld"	Broker Non-Votes
David R. Meuse	40,969,403	202,598	1,644,625
Setareh Pouraghabagher	41,087,463	84,538	1,644,625
S. Elaine Roberts	40,985,136	186,865	1,644,625

The following person was elected to serve as a Class I director to hold office until the 2022 annual meeting of shareholders and until a successor is elected and qualified, with the director nominee receiving the votes as indicated below:

Nominee	Shares Voted "For"	Shares Voted "Withheld"	Broker Non-Votes
Dwight E. Smith	411,102,481	69,520	1,644,625

Proposal Two - Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2020.
 The Proposal was approved with the following vote:

Shares Voted "For"	Shares Voted "Against"	Abstentions	Broker Non-Votes
42,744,532	61,631	10,463	—

Proposal Three - Advisory vote on compensation paid to named executive officers, as disclosed in the proxy materials.
The Proposal was approved with the following vote:

Shares Voted "For"	Shares Voted "Against"	Abstentions	Broker Non-Votes
41,040,209	82,079	49,713	1,644,625

(c)	Not applicable.

Item 8.01.	Other Events
At the Company's Board of Directors' meeting held on May 7, 2020, the following directors were appointed or re-appointed to the following Board committees:

Audit Committee: Chairperson Setareh Pouraghabagher, Kym M. Hubbard, David R. Meuse and Dwight E. Smith
Compensation Committee: Chairperson Robert E. Baker, Michael Fiorile, Kym M. Hubbard, Eileen A. Mallesch and S. Elaine Roberts
Nominating and Governance Committee: Chairperson Michael J. Fiorile, Robert E. Baker, Setareh Pouraghabagher, S. Elaine Roberts and Dwight E. Smith
Investment and Finance Committee: Chairperson Kym M. Hubbard, Eileen A. Mallesch, David R. Meuse and Michael E. LaRocco
Independent Committee: Chairperson Setareh Pouraghabagher, Michael J. Fiorile, Kym M. Hubbard, Eileen A. Mallesch, David R. Meuse and S. Elaine Roberts
Risk Committee: Chairperson S. Elaine Roberts, Robert E. Baker, Michael J. Fiorile, Setareh Pouraghabagher and Dwight E. Smith

Section 9.	Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

See Exhibit Index

Exhibit No.	Description of Exhibit
10.01	Form of Performance Unit Award Agreement under the State Auto Financial Corporation 2017 Long-Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE AUTO FINANCIAL CORPORATION

Date: May 13, 2020	/s/ Melissa A. Centers
Senior Vice President, Secretary and General Counsel